[LOGO]           [LETTERHEAD OF ALTIGEN COMMUNICATIONS, INC. APPEARS HERE]

                                                                   EXHIBIT 10.24
                                PROMISSORY NOTE

2,262 SHARES                                                    February 3, 1997


     FOR SERVICES RENDERED, AltiGen Communications, Inc., ("the Company"), hereby acknowledges and confirms it will issue TWO THOUSAND TWO HUNDRED SIXTY-TWO shares of the stock of AltiGen Communications, Inc., valued at the fair market value as of the date of this note to SIMON CHOULDJIAN ("Investor"), on or before December 31, 1998.

     1. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     2. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Investor and shall extend to any holder hereof.

                                                    ALTIGEN COMMUNICATIONS, INC.

                                                    /s/ Gilbert Hu

                                                    Gilbert Hu, President & CEO

[LOGO]           [LETTERHEAD OF ALTIGEN COMMUNICATIONS, INC. APPEARS HERE]


                                PROMISSORY NOTE

4,385 SHARES                                                      March 13, 1997


     FOR SERVICES RENDERED, AltiGen Communications, Inc., ("the Company"), hereby acknowledges and confirms it will issue FOUR THOUSAND THREE HUNDRED EIGHTY FIVE (4,385) SHARES of the stock of AltiGen Communications, Inc., valued at the fair market value as of the date of this note to SIMON CHOULDJIAN ("Investor"), on or before December 31, 1998.

     1. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     2. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Investor and shall extend to any holder hereof.

                                                    ALTIGEN COMMUNICATIONS, INC.

                                                    /s/ Gilbert Hu

                                                    Gilbert Hu, President & CEO

[LOGO]           [LETTERHEAD OF ALTIGEN COMMUNICATIONS, INC. APPEARS HERE]


                                PROMISSORY NOTE

5,028 SHARES                                                      April 11, 1997


     FOR SERVICES RENDERED, AltiGen Communications, Inc., ("the Company"), hereby acknowledges and confirms it will issue FIVE THOUSAND TWENTY-EIGHT (5,028) SHARES of the stock of AltiGen Communications, Inc., valued at the fair market value as of the date of this note to SIMON CHOULDJIAN ("Investor"), on or before December 31, 1998.

     1. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     2. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Investor and shall extend to any holder hereof.

                                                    ALTIGEN COMMUNICATIONS, INC.

                                                    /s/ Gilbert Hu

                                                    Gilbert Hu, President & CEO

[LOGO]           [LETTERHEAD OF ALTIGEN COMMUNICATIONS, INC. APPEARS HERE]


                                PROMISSORY NOTE

4414 SHARES                                                          May 9, 1997


     FOR SERVICES RENDERED, AltiGen Communications, Inc., ("the Company"), hereby acknowledges and confirms it will issue FOUR THOUSAND FOUR HUNDRED FOURTEEN (4,414) SHARES of the stock of AltiGen Communications, Inc., valued at the fair market value as of the date of this note to SIMON CHOULDJIAN ("Investor"), on or before December 31, 1998.

     1. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     2. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Investor and shall extend to any holder hereof.

                                                    ALTIGEN COMMUNICATIONS, INC.

                                                    /s/ Gilbert Hu

                                                    Gilbert Hu, President & CEO

[LOGO]           [LETTERHEAD OF ALTIGEN COMMUNICATIONS, INC. APPEARS HERE]


                                PROMISSORY NOTE

6,600 SHARES                                                       June 16, 1997


     FOR SERVICES RENDERED, AltiGen Communications, Inc., ("the Company"), hereby acknowledges and confirms it will issue SIX THOUSAND SIX HUNDRED (6,600) SHARES of the stock of AltiGen Communications, Inc., valued at the fair market value as of the date of this note to SIMON CHOULDJIAN ("Investor"), on or before December 31, 1998.

     1. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     2. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Investor and shall extend to any holder hereof.

                                                    ALTIGEN COMMUNICATIONS, INC.

                                                    /s/ Gilbert Hu

                                                    Gilbert Hu, President & CEO


Ref: Inv. #5 on 06/14/97